Matthew 25 Fund, Inc.


Supplement dated December 19, 2005
To the Prospectus and Statement of Additional Information dated May 1, 2005


The following paragraph has been added to both the Prospectus (pg.7) and SAI (pg.16) section titled "Frequent Purchase and Redemption of Fund Shares".



The Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. To discourage short-term trades by investors, and to compensate the Fund for costs that may be imposed by such trades, beginning on January 1, 2006 the Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell your shares after holding them for 365 days or less. The redemption fee is paid directly to the Fund and is designed to offset transaction costs and to protect the Fund's long-term shareholders. The Fund will use the "first-in, first-out" (FIFO) method to determine the 365 day holding period. The redemption fee does not apply to any shares purchased before January 1, 2006, or to shares purchased through reinvested distributions. The Fund reserves the right to waive redemption fees for certain accounts that have proven to be long-term shareholders. The Fund also reserves the right to change the redemption fee program.